THE STRONG
                                  MONEY MARKET
                                            Fund

                        ANNUAL REPORT o OCTOBER 31, 1996

[PHOTO OF FAMILY]

[PICTURE OF PIE CHART EMPHASIZING MONEY MARKETS]


                        DESIGNED TO SEEK CURRENT INCOME,
                            A STABLE SHARE PRICE, AND
                                DAILY LIQUIDITY.

                                 [STRONG LOGO]

                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                THE STRONG
                                  MONEY MARKET
                                              Fund

                        ANNUAL REPORT o OCTOBER 31, 1996

                                TABLE OF CONTENTS

INVESTMENT REVIEW
       The Strong Money Market Fund......................................2

FINANCIAL INFORMATION
       Schedule of Investments in Securities.............................4

       Statement of Operations...........................................8

       Statement of Assets and Liabilities...............................8

       Statement of Changes in Net Assets................................9

       Notes to Financial Statements....................................10


FINANCIAL HIGHLIGHTS....................................................11


REPORT OF INDEPENDENT ACCOUNTANTS.......................................12

The Strong  MONEY MARKET Fund
================================================================================
The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.(1)

The Strong Money Market Fund once again ranked in the top 3% of all general purpose money funds tracked by Lipper, based on total return, for the one-year period ended 10-31-96. The Fund's performance was achieved through a combination of successful management decisions and a partial waiver of fees and expenses.

               LIPPER RANKINGS(2)
                as of 10-31-96
            (based on total return)

                     RANK AMONG
 TIME PERIOD     MONEY MARKET FUNDS     PERCENTAGE
   1-year           #6 of 289             Top 3%

   5-year           #5 of 173             Top 3%

   10-year          #3 of 103             Top 3%

Since inception     #3 of 99              Top 4%

Rankings and performance are historical and do not represent future performance. Source of Lipper rankings is Lipper Analytical Services Inc.


SHORT RATES REMAINED IN A NARROW RANGE
For the 12-month period ended October 31, 1996, short-term interest rates resembled a "kiddie" roller coaster... experiencing several ups and downs, but none of them particularly severe.

Most of these minor shocks were generated by conflicting economic data, which throughout the 12-month period routinely indicated a strengthening economy one week and a weakening economy the next. As 1996 began, the consensus economic view among investors was for slowing growth in the U.S.; gross domestic product estimates were revised downward, and some economists even projected a recession beginning in the first half of the year.

Driven by signs of lingering weakness, the 90-day Treasury bill yield dropped from 5.48% to 5.07% in December, presaging the Federal Reserve Board's decision to cut its Fed Funds target rate to 5.25% on January 31. Indeed, the market had already begun to price additional rate cuts into Treasury yields, resulting in the unusual situation of higher yields on one-month issues than on one-year securities.

However, an unexpectedly strong employment report--indicating that a much larger than expected number of jobs were created in February--shattered this pessimistic view of the economy, and subsequent economic data tended to support the idea that the economy was strengthening. As a result, long-term yields staged an abrupt reversal and headed higher.

Short-term yields also rose, though less dramatically. In fact, even at their highest point in July, 3-month T-Bill yields never returned to the October 1995 level of 5.50%. And by the end of August, weakening economic indicators helped dissipate residual fear of an interest rate hike by the Federal Reserve.


OUR STRATEGY: HEED THE FUNDAMENTALS
While the market's view of the economy often vacillated during the fiscal year, our view remained unchanged. We never expected a recession to occur this year, while the market made a complete turnaround from fear of recession to an equal fear of too-rapid growth.

In our view, the underlying fundamentals of the U.S. bond market supported an expectation for GDP growth of 2.5% or less for the year, which we believed posed no threat of rising inflation. Throughout the period, our portfolio strategy was to target a moderately long average maturity. Generally, we did so by maintaining an approximately equal commitment to one-, two-, and three-month instruments, with a modest commitment to higher-yielding six- to 12-month paper when we believed it represented an attractive opportunity.

The majority of our good relative performance, particularly during the last quarter of the fiscal year, was generated by issue selection decisions. With little movement in interest rates, there was scant opportunity to enhance return through either duration or maturity positioning.

As the fiscal year ended in October, we maintained an average maturity slightly longer than a neutral 45 days.


OUTLOOK: CAUTIOUS BUT POSITIVE
At this point in time, there's no compelling evidence to suggest that yields will move dramatically higher or lower. The fundamental economic backdrop is positive, with inflation remaining subdued, and cyclical pressures appearing dormant. Given this environment, it is unlikely that the Federal Reserve will be prompted to alter short-term rates anytime soon.

While this serene picture is subject to change in early 1997, our strategy for the near term should remain unchanged: maintain an average maturity that is slightly longer than neutral, and closely monitor the economy for signs of a sustainable shift in either direction.

As always, we thank you for your confidence and remain committed to serving your investment needs in the future.

[PHOTO OF JAY N. MUELLER]

Sincerely,

/s/Jay N. Mueller

Jay N. Mueller
Portfolio Manager

================================================================================
                             SHORT-TERM RATES STAYED
                          WITHIN A FAIRLY NARROW RANGE
                   3-month T-bill Yields through October 1996

10-95             5.51%
11-95             5.49%                         YIELD SUMMARY(3)
12-95             5.08%                          as of 10-31-96
1-96              5.05%
2-96              5.03%                        7-DAY CURRENT YIELD
3-96              5.14%                               5.11%
4-96              5.15%                       7-DAY EFFECTIVE YIELD
5-96              5.18%                               5.24%
6-96              5.16%                         AVERAGE MATURITY
7-96              5.31%                              53 days
8-96              5.28%
9-96              5.03%
10-96             5.15%
     Source: Bloomberg
================================================================================

1 An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

2 The since-inception ranking is based on performance from 10-31-85 to 10-31-96. From time to time, the Funds' Advisor has waived its management fee and absorbed Fund expenses, resulting in higher returns.

3 Yields are annualized for the 7-day period ended October 31, 1996. Effective yield reflects the compounding of income. Yields are historical and do not represent future yields, which will fluctuate. The Fund's Advisor temporarily waived fees of 0.05% and absorbed expenses of 0.34% during the 7-day period ended 10-31-96. Otherwise, the Fund's current yield would have been 4.72%, and its effective yield would have been 4.83%.


SCHEDULE OF INVESTMENTS IN SECURITIES                                                                            October 31, 1996
---------------------------------------------------------------------------------------------------------------------------------


                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (a)     COST (b)
SECURITY                                                                     (In Thousands)                         (In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES 0.6%
Fuji Bank, Ltd. Chicago                                                         $12,000         5.56%     12/09/96     $11,930

CERTIFICATES OF DEPOSIT 4.7%
Advanta National Bank:
  6.26%                                                                          20,000         5.32       2/07/97      20,049
  6.29%                                                                          33,000         5.19       2/07/97      33,096
  5.875%                                                                         38,000         5.88       4/04/97      38,000
                                                                                                                        ------
Total Certificates of Deposit                                                                                           91,145

COMMERCIAL PAPER 77.4%
Albion Capital Corporation (Acquired 10/11/96; Cost $18,042) (c)                 18,300         5.40       1/13/97      18,100
American Family Financial Services, Inc.                                             79         5.02     Upon Demand        79
American Honda Finance Corporation                                                1,000         5.45      11/22/96         997
Anchor Funding Corporation (Acquired 9/24/96; Cost $1,923) (c)                    1,950         5.65      12/20/96       1,935
Aristar, Inc.                                                                     4,650         5.41      11/06/96       4,646
                                                                                 18,000         5.45      11/19/96      17,951
Asset Backed Capital Financial:
  (Acquired 9/06/96; Cost $33,331) (c)                                           33,800         5.49      12/06/96      33,620
  (Acquired 10/03/96; Cost $11,833) (c)                                          12,000         5.46       1/08/97      11,876
  (Acquired 10/10/96; Cost $13,610) (c)                                          13,800         5.39       1/10/97      13,656
  (Acquired 10/22/96; Cost $12,231) (c)                                          12,400         5.40       1/21/97      12,249
Atlas Funding Corporation                                                         7,500         5.53      11/29/96       7,468
                                                                                 16,600         5.49      12/24/96      16,466
                                                                                 13,910         5.50      12/30/96      13,785
Banner Receivables Corporation (Acquired 9/25/96; Cost $12,823) (c)              13,000         5.49      12/23/96      12,897
Brazos River Authority, Texas Pollution Control Revenue                          25,800         5.42      11/15/96      25,800
Broadway Capital Corporation (Acquired 8/07/96; Cost $1,973) (c)                  2,000         5.40      11/06/96       1,998
CSC Enterprises                                                                  17,500         5.50      12/05/96      17,409
Calcasieu Parish, Louisiana                                                      21,800         5.38      12/11/96      21,800
Cigna Corporation                                                                 7,800         5.45      11/04/96       7,796
                                                                                 15,300         5.52      11/13/96      15,272
                                                                                  3,160         5.41      11/22/96       3,150
                                                                                 22,500         5.48      12/04/96      22,387
Coca-Cola Enterprises, Inc.                                                      18,000         5.36      11/14/96      17,965
                                                                                 29,700         5.50      12/19/96      29,482
Creative Capital Corporation:
  (Acquired 8/27/96; Cost $593) (c)                                                 600         5.45      11/12/96         599
  (Acquired 8/16/96; Cost $2,269) (c)                                             2,300         5.45      11/14/96       2,295
Diamond Asset Funding Corporation                                                 5,000         5.40       1/21/97       4,939
Dynamic Funding Corporation                                                       6,584         5.56      11/04/96       6,581
                                                                                  7,000         5.52      12/30/96       6,937
                                                                                 10,000         5.45       1/03/97       9,905
Embarcadero Center-Venture Four                                                   7,000         5.37      12/11/96       6,958
Empire District Electric Company                                                  6,000         5.32      11/12/96       5,990
Equitable of Iowa Companies                                                      15,100         5.38      11/27/96      15,041
                                                                                 20,200         5.31      12/02/96      20,108
FP Funding Corporation (Acquired 10/09/96; Cost $19,587) (c)                     20,000         5.50       2/21/97      19,658
Finova Capital Corporation                                                       11,400         5.50      11/13/96      11,379
                                                                                 11,500         5.40      11/18/96      11,471
                                                                                 26,500         5.38      11/20/96      26,425
                                                                                 10,000         5.47       1/02/97       9,906
                                                                                 10,000         5.39       1/10/97       9,895
                                                                                  9,000         5.58       1/14/97       8,897
                                                                                  9,500         5.65       1/21/97       9,379
                                                                                  2,500         5.39       1/24/97       2,468
First Data Corporation                                                            9,000         5.35       1/21/97       8,892
Frontier Corporation                                                             10,900         5.32      11/22/96      10,866
Fundex Corporation                                                               14,375         5.43       1/24/97      14,193
GTE Corporation                                                                  17,320         5.32      12/17/96      17,202
General Motors Acceptance Corporation                                            25,000         5.47       2/18/97      24,586
Gotham Funding Corporation:
  (Acquired 8/20/96; Cost $19,781) (c)                                           20,000         5.41      11/01/96      20,000
  (Acquired 9/30/96; Cost $14,941) (c)                                           15,135         5.48      12/23/96      15,015
  (Acquired 10/24/96 - 10/25/96; Cost $12,158) (c)                               12,327         5.40       1/24/97      12,171
Green Tree Financial Corporation                                                  7,000         5.35      11/25/96       6,975

4

                                              See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------


                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (a)     COST (b)
SECURITY                                                                     (In Thousands)                         (In Thousands)
----------------------------------------------------------------------------------------------------------------------------------
HSBC Americas, Inc.                                                             $16,900         5.53%     12/13/96     $16,791
                                                                                 22,500         5.50      12/20/96      22,332
                                                                                 17,000         5.39       1/23/97      16,789
Heller Financial, Inc.                                                           30,000         5.55      11/08/96      29,968
                                                                                 10,000         5.45      11/13/96       9,982
                                                                                 26,000         5.55      11/15/96      25,944
                                                                                 16,000         5.45      11/21/96      15,952
Heller International Corporation                                                  4,800         5.54      11/12/96       4,792
                                                                                 10,000         5.55      11/25/96       9,963
Iris Partners L.P.                                                               12,165         5.42      11/08/96      12,152
Jet Funding Corporation                                                          10,000         5.58      11/20/96       9,971
                                                                                  9,226         5.58      11/29/96       9,186
                                                                                  4,159         5.45       1/31/97       4,102
Johnson Controls, Inc.                                                              992         5.04     Upon Demand       992
                                                                                 20,000         5.39      11/19/96      19,946
                                                                                 30,800         5.40      11/26/96      30,684
Locap, Inc.                                                                      11,253         5.49      11/25/96      11,212
Mercury Finance Corporation                                                       3,500         5.62      11/04/96       3,498
                                                                                 20,000         5.63      11/18/96      19,947
                                                                                  5,000         5.61      11/19/96       4,986
                                                                                 11,500         5.45      11/25/96      11,458
                                                                                  6,000         5.46      12/02/96       5,972
                                                                                  9,500         5.62      12/09/96       9,444
                                                                                 11,000         5.62      12/12/96      10,930
                                                                                 13,000         5.65      12/16/96      12,908
                                                                                  4,000         5.55      12/17/96       3,972
                                                                                  5,000         5.53       1/10/97       4,946
                                                                                 10,000         5.53       1/23/97       9,872
National Fuel Gas Company                                                         5,000         5.42      12/06/96       4,974
                                                                                 10,000         5.42      12/16/96       9,932
New Hampshire Business Finance Authority (Acquired 10/04/96; Cost $8,000) (c)     8,000         5.43      12/05/96       8,000
New York City General Obligation                                                  1,000         5.55      11/05/96       1,000
                                                                                  1,800         5.57      11/12/96       1,800
                                                                                  8,335         5.55      11/19/96       8,335
                                                                                 13,300         5.55      11/20/96      13,300
                                                                                  8,020         5.51      11/21/96       8,020
                                                                                 37,670         5.51      11/22/96      37,670
                                                                                  9,500         5.58       1/15/97       9,500
Nynex Corporation                                                                17,300         5.49      12/03/96      17,216
Oakland-Alameda County, California Coliseum Authority                            20,465         5.43      11/21/96      20,465
Progress Funding Corporation                                                     11,200         5.47      11/01/96      11,200
                                                                                  5,000         5.52      12/06/96       4,973
                                                                                  9,000         5.62      12/16/96       8,937
                                                                                  5,000         5.52      12/20/96       4,962
                                                                                  4,950         5.65      12/24/96       4,909
                                                                                 18,000         5.39      12/31/96      17,838
                                                                                  2,300         5.45       1/16/97       2,273
Salomon, Inc.                                                                    17,000         5.48      11/12/96      16,971
                                                                                  3,900         5.46      12/10/96       3,877
                                                                                  7,650         5.46      12/11/96       7,604
                                                                                 22,000         5.60       1/06/97      21,774
                                                                                  8,950         5.52       1/07/97       8,858
                                                                                 20,300         5.51       1/15/97      20,067
                                                                                 10,000         5.52       1/22/97       9,874
San Diego, California Industrial Development Revenue - San Diego Gas &
   Electric Company (Acquired 8/08/96; Cost $4,000) (c)                           4,000         5.50      11/08/96       4,000
Shimizu International Finance, Inc.                                               8,000         5.33      12/12/96       7,951
Shoseki International Corporation                                                 6,700         5.48      12/17/96       6,653
Society of the New York Hospital Fund, Inc.                                      18,000         5.35      12/10/96      17,896
                                                                                 14,500         5.45      12/18/96      14,397
Spintab AB                                                                       15,500         5.37      11/20/96      15,456
Strait Capital Corporation                                                        4,400         5.42       1/31/97       4,340
Strategic Asset Funding Corporation                                               2,240         5.40      11/12/96       2,236
                                                                                  4,793         5.48      12/30/96       4,750
                                                                                 22,443         5.40       1/31/97      22,137

                                                                                                                             5
                                              See notes to financial statements.




SCHEDULE OF INVESTMENTS IN SECURITIES (continued)                                                               October 31, 1996
---------------------------------------------------------------------------------------------------------------------------------


                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (a)     COST (b)
SECURITY                                                                     (In Thousands)                         (In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
Sumitomo Bank Capital Markets, Inc.                                             $ 9,000         5.45%      1/27/97  $    8,881
                                                                                 30,000         5.44       2/26/97      29,470
Sunshine State Government Finance                                                 6,844         5.42      11/05/96       6,840
                                                                                 10,000         5.60      12/17/96       9,928
Whirlpool Corporation                                                             8,400         5.40       1/17/97       8,303
Whirlpool Financial Corporation                                                  23,450         5.32      11/25/96      23,367
                                                                                 12,550         5.40       1/16/97      12,407
                                                                                 29,500         5.40       1/17/97      29,159
Wisconsin Electric Power Company                                                     55         5.06     Upon Demand        55
                                                                                                                     ---------
Total Commercial Paper                                                                                               1,508,761

CORPORATE FLOATING RATE NOTES 1.8%
CS First Boston, Inc. Medium Term Notes (Acquired 6/29/95; Cost $25,000) (c)     25,000         5.76       1/07/97      25,000
General Motors Acceptance Corporation Medium Term Notes                          10,000         5.45       1/21/97      10,000
                                                                                                                        ------
Total Corporate Floating Rate Notes                                                                                     35,000

CORPORATE OBLIGATIONS 7.6%
AT&T Capital Corporation Medium Term Notes:
  Tranche #478, 7.80%                                                             2,625         5.34      12/30/96       2,635
  Tranche #489, 7.68%                                                            19,100         5.29       1/31/97      19,212
Advanta National Bank Notes, 6.03%                                                5,000         5.92      10/31/97       5,005
Aristar, Inc. Senior Notes, 7.375%                                               20,230         5.10       2/15/97      20,361
Banponce Financial Corporation Medium Term Notes, Tranche #34, 5.45%              8,000         6.02       1/07/97       7,992
Finova Capital Corporation Notes:
  8.00%                                                                           4,000         5.26       1/15/97       4,022
  8.25%                                                                           4,100         5.49       3/11/97       4,140
Ford Motor Credit Company Medium Term Notes, 5.20%                                4,000         5.24       1/01/97       4,000
General Motors Acceptance Corporation Medium Term Notes:
  Tranche #90, 7.75%                                                              1,000         5.75       1/17/97       1,004
  Tranche #137, 7.60%                                                             7,425         5.31       2/10/97       7,471
  Tranche #176, 7.875%                                                           10,000         5.28       2/28/97      10,083
  Tranche #187, 7.85%                                                             1,625         5.11       3/05/97       1,640
  Tranche #224, 8.25%                                                            10,000         5.16       1/06/97      10,055
  Tranche #311, 8.00%                                                             3,000         5.15       2/03/97       3,022
  Tranche #452, 7.50%                                                             6,600         5.86       3/03/97       6,636
  Tranche #865, 5.25%                                                             1,000         5.06      12/09/96       1,000
MCI Communications Corporation Senior Notes, 7.625%                               2,625         5.65      11/07/96       2,626
MGM Grand Hotel Finance Corporation First Mortgage Notes, 12.00%                 14,000         6.58       5/01/97      15,092
Waste Management, Inc. Liquid Yield Option Notes, Zero %                         22,950         5.83       6/30/97       9,212
World Savings & Loan Association Oakland, California Medium Term Notes,
  Tranche #22, 7.625%                                                            14,000         5.30       2/18/97      14,095
                                                                                                                       -------
Total Corporate Obligations                                                                                            149,303

TAXABLE VARIABLE RATE PUT BONDS 7.2%
Alabama Industrial Development Authority - S-Tool Project                         8,000         5.55      11/07/96       8,000
Aurora, Kane & DuPage Counties, Illinois Industrial Development Revenue           1,700         5.65      11/07/96       1,700
Chattanooga, Tennessee Industrial Development Board Revenue - Radisson Read
   Project                                                                        3,660         6.01      11/07/96       3,660
Community Health Systems, Inc.                                                    3,800         5.55      11/06/96       3,800
Health Midwest Ventures Group, Inc.                                               8,400         5.45      11/06/96       8,400
Illinois Housing Development Authority                                           14,345         5.53      11/01/96      14,345
Ivex of Delaware, Inc.                                                            6,400         5.50      11/07/96       6,400
J.H. Siroonian, Inc.                                                              7,225         5.45      11/06/96       7,225
Kinder-Care Learning Centers, Inc. Industrial Refunding - Kinder-Care Learning
  Centers, Inc. Projects                                                          4,000         5.52      11/06/96       4,000
Mississippi Business Finance Corporation Industrial Development - Morton
  International, Inc.                                                            14,500         5.53      11/01/96      14,500
Montgomery County, Pennsylvania Industrial Development Authority Revenue          4,405         5.50      11/07/96       4,405
New Jersey Sports & Exposition Authority Sports Complex Subordinated Refunding
  Revenue                                                                        21,275         5.53      11/01/96      21,275
Passaic County, New Jersey General Obligation Refunding                          13,800         5.30      11/06/96      13,800
South Carolina Jobs - Economic Development Authority Industrial Development
  Revenue - Roller Bearing Company of America, Inc. Project                       3,000         5.81      11/07/96       3,000
Southeast Atlantic Properties, LLC                                                1,669         5.55      11/07/96       1,669
Stanislaus County, California Pension Obligation                                 10,000         5.53      11/01/96      10,000
Thayer Properties, LLC                                                            3,575         5.55      11/07/96       3,575
Tifton Mall, Inc.                                                                 4,000         5.55      11/07/96       4,000
Virginia Housing Development Authority Multifamily Housing Revenue                1,980         5.53      11/01/96       1,980
WLB, LLC                                                                          3,900         5.55      11/07/96       3,900
                                                                                                                       -------
Total Taxable Variable Rate Put Bonds                                                                                  139,634

6

                                              See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------

                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (a)     COST (b)
SECURITY                                                                     (In Thousands)                         (In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AND AGENCY ISSUES 0.8%
Student Loan Marketing Association Floating Rate Notes                          $ 5,000         5.37%     11/05/96  $    5,000
                                                                                 10,000         5.39      11/05/96      10,000
                                                                                                                        ------
Total United States Government and Agency Issues                                                                        15,000
                                                                                                                        ------
TOTAL INVESTMENTS IN SECURITIES 100.1%                                                                               1,950,773
Other Assets and Liabilities, Net (0.1%)                                                                                (1,511)
                                                                                                                    ----------
NET ASSETS 100.0%                                                                                                   $1,949,262
                                                                                                                    ==========


                                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                           NET ASSETS
-------------------------------------------------------------------------------
Personal & Commercial Lending .......................................  18.3%
Non-Agency Asset-Backed .............................................  11.8
Bank - Regional .....................................................   7.8
Finance - Miscellaneous .............................................   7.8
General Obligation ..................................................   7.1
Brokerage & Investment Management ...................................   5.8
Industrial Development Revenue ......................................   4.9
Automobile ..........................................................   4.1
Household Appliances & Furnishings ..................................   3.8
Foreign Corporate ...................................................   3.4
Diversified Operations ..............................................   2.6
Insurance - Multi-Line ..............................................   2.5
Beverage - Soft Drink ...............................................   2.4
Hospital Revenue ....................................................   2.3
Leisure Service .....................................................   1.9
Insurance - Life ....................................................   1.8
Pollution Control Revenue ...........................................   1.7
Telecommunication Service ...........................................   1.6
Computer Software ...................................................   0.9
Telecommunication ...................................................   0.9
Oil - North American Integrated .....................................   0.8
Student Loan Marketing Association ..................................   0.8
Savings & Loan ......................................................   0.7
Commercial Service ..................................................   0.6
Oil - North American Exploration & Production .......................   0.6
Real Estate .........................................................   0.6
Computer Service ....................................................   0.5
Other Revenue .......................................................   0.5
Utility Revenue .....................................................   0.5
Bank - Money Center .................................................   0.4
Mortgage & Related Service ..........................................   0.4
Electric Utility ....................................................   0.3
Other Assets and Liabilities, Net ...................................  (0.1)
                                                                      -----
                                                                      100.0%
                                                                      =====


LEGEND
------
(a) Maturity date represents actual maturity, earliest put date, or for U.S. Government Agency Securities, the next interest adjustment date.
(b) Amortized cost for Federal income tax and financial reporting purposes is the same.
(c)  Restricted security.

 All principal amounts and costs are stated in thousands.
 Percentages are stated as a percent of net assets.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 1996

                                                                 (In Thousands)

INTEREST INCOME                                                     $112,702

EXPENSES:
   Investment Advisory Fees                                            9,952
   Custodian Fees                                                        121
   Shareholder Servicing Costs                                         3,940
   Reports to Shareholders                                             2,409
   Other                                                                 235
                                                                      ------
   Total Expenses before Waivers and Absorptions                      16,657
   Voluntary Expense Waivers and Absorptions by Advisor               (9,271)
                                                                      ------
   Expenses, Net                                                       7,386
                                                                      ------
NET INVESTMENT INCOME                                               $105,316
                                                                    ========



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 1996
                                        (In Thousands, Except Per Share Amounts)
ASSETS:
   Investments in Securities, at Amortized Cost                    $1,950,773
   Interest Receivable                                                  7,739
   Other Assets                                                            80
                                                                    ---------
   Total Assets                                                     1,958,592

LIABILITIES:
   Dividends Payable                                                    8,417
   Accrued Operating Expenses and Other Liabilities                       913
                                                                   ----------
   Total Liabilities                                                    9,330
                                                                   ----------
NET ASSETS                                                         $1,949,262
                                                                   ==========

Capital Shares Outstanding (Unlimited Number Authorized)            1,949,262

NET ASSET VALUE PER SHARE                                               $1.00
                                                                        =====

NET ASSETS CONSIST OF:
   Capital (Par Value and Paid-In Capital)                         $1,949,262
                                                                   ==========

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         (In Thousands)

                                                 Year Ended        Period Ended
                                                Oct. 31, 1996      Oct. 31, 1995
                                                -------------      -------------
                                                                      (Note 1)
OPERATIONS:
   Net Investment Income                        $  105,316        $     88,460

CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                    3,787,630           4,636,534
    Proceeds from Reinvestment of Dividends         99,980              73,780
    Payment for Shares Redeemed                 (3,872,419)         (3,317,226)
                                                ----------          ----------
    Net Increase in Net Assets from Capital
     Share Transactions                             15,191           1,393,088

DISTRIBUTIONS:
   From Net Investment Income                     (105,316)            (88,460)
                                                ----------          ----------
TOTAL INCREASE IN NET ASSETS                        15,191           1,393,088

NET ASSETS:
   Beginning of Period                           1,934,071             540,983
                                                ----------          ----------
   End of Period                                $1,949,262          $1,934,071
                                                ==========          ==========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                          3,787,630           4,636,534
   Issued in Reinvestment of Dividends              99,980              73,780
   Redeemed                                     (3,872,419)         (3,317,226)
                                                ----------          ----------
   Net Increase                                     15,191           1,393,088
                                                ==========          ==========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1996

1.  ORGANIZATION
    The Strong Money Market Fund, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940.

    The Board of Directors of the Fund approved changing its fiscal year-end from December 31 to October 31 in 1995.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Investments are valued at amortized cost, which approximates current value. Amortized cost for Federal income tax and financial reporting purposes is the same.

          The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities at October 31, 1996 were (in thousands) $212,095 and $213,069, respectively, representing 10.9% of the net assets of the Fund.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

     (C) Other -- Investment security transactions are recorded on the trade date. Dividend distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of .50% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

    The amount payable to the Advisor at October 31, 1996, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees, excluding the effects of waivers and reimbursements, for the year then ended were (in thousands)$905, $106 and $24, respectively.

4.  ACQUISITION INFORMATION
    Effective August 30, 1996, Strong Money Market Fund, Inc. acquired, through a taxable merger, substantially all of the net assets of Strong U.S. Treasury Money Fund, Inc., which amounted to (in thousands) $18,063, in exchange for an equivalent number of shares. This amount is reflected in Proceeds from Shares Sold in the Statement of Changes in Net Assets. The Statement of Operations for the year ended October 31, 1996 does not include the pre-acquisition activity for Strong U.S. Treasury Money Fund, Inc. There was no tax effect on Strong Money Market Fund, Inc. as a result of this transaction.


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------


                                            10-31-96    10-31-95(b)    12-31-94      12-31-93     12-31-92     12-31-91    12-31-90
                                            --------    -----------    --------      --------     --------     --------    --------
                                                         (Note 1)
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     1.00    $     1.00     $   1.00      $   1.00     $   1.00     $   1.00    $   1.00
  Net Investment Income                         0.05          0.05         0.04          0.03         0.04         0.06        0.08
  Dividends From Net Investment Income         (0.05)        (0.05)       (0.04)        (0.03)       (0.04)       (0.06)      (0.08)
                                               -----         -----        -----         -----        -----        -----       -----
NET ASSET VALUE, END OF PERIOD            $     1.00    $     1.00     $   1.00      $   1.00     $   1.00     $   1.00    $   1.00

TOTAL RETURN                                   +5.4%         +5.2%        +4.0%         +2.9%        +3.7%        +6.1%       +8.1%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)  $1,949,262    $1,934,071     $540,983      $329,988     $390,003     $533,869    $ 768,870
Ratio of Expenses to Average Net Assets         0.4%          0.0%*        0.6%          0.7%         0.8%         0.7%         0.7%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions               0.8%          0.7%*        0.9%          1.0%         1.1%         1.0%         0.9%
Ratio of Net Investment Income to
   Average Net Assets                           5.3%          6.1%*        4.0%          2.9%         3.7%         6.0%         7.8%


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------

                                               12-31-89     12-31-88     12-31-87
                                               --------     --------     --------

SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $    1.00    $    1.00    $    1.00
  Net Investment Income                            0.09         0.07         0.06
  Dividends From Net Investment Income            (0.09)       (0.07)       (0.06)
                                                  -----        -----        -----
NET ASSET VALUE, END OF PERIOD                $    1.00    $    1.00    $    1.00

TOTAL RETURN                                      +9.2%        +7.5%        +6.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)      $ 829,332    $ 464,459    $ 194,963
Ratio of Expenses to Average Net Assets            0.7%         1.1%         0.8%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                  1.0%         1.1%         1.1%
Ratio of Net Investment Income to
  Average Net Assets                               8.8%         7.4%         6.6%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund, outstanding for the entire period.
(b)  Total return is not annualized.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strong Money Market Fund, Inc., including the schedule of investments in securities, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 1996 and for the period January 1, 1995 to October 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strong Money Market Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 1996 and for the period January 1, 1995 to October 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 4, 1996

                             SHAREHOLDER PRIVILIGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE  PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                                    Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                  Milwaukee, WI
                                                                 Permit No. 2652

                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030.

                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com

                                                                        4019J96P